SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                December 29, 2006

                                DIVERSIFAX, INC.

             (Exact Name of Registrant as Specified in its Charter)

Delaware                            000-20936                       13-3637458
--------                            ---------                       ----------
State of                            Commission                      IRS Employer
Incorporation                       File Number                     I.D. Number

                               Shennan Zhong Road
                                 PO Box 031-114
                                 Shenzhen, China
                     --------------------------------------
                     Address of principal executive offices

                   Registrant's telephone number: 212-561-3604

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers, Election of Directors;
           Appointment of Principal Officers

      On December 11, 2006, as previously announced and reported in the Company's Report on Form 8-K, filed on December 12, 2006, the Company consummated the Merger Transaction, whereby DFAX Acquisition Vehicle, Inc. ("DFAX"), a wholly owned subsidiary of the Company, merged with and into Upper Class Group Limited ("UCG"), pursuant to the terms and conditions of that certain Agreement and Plan of Merger, dated as of December 10, 2006, by and among the Company, DFAX, UCG, and the shareholders of UCG, as more particularly described in the Company's Report on Form 8-K, dated December 12, 2006.

      As a result of the Merger Transaction, the Company believes that the appointment of a new management team would be beneficial to the Company and its shareholders.

      Prior to the closing of the Merger Transaction, Juxiang Yu had been President, Secretary, and sole director of the Company. Effective upon the filing and distribution of such documents as are required under the Securities Exchange Act of 1934, as amended, and the expiration of all applicable grace periods, Ming Yang, who prior to the Merger Transaction was a shareholder of UCG, and Naihui Miao (the "New Directors") were appointed to, and Juxiang Yu resigned from, the Board of Directors of the Company.

      Effective upon the close of business of December 29, 2006, Juxiang Yu resigned from his position as Chief Executive Officer and Chief Financial Officer of the Company. As Sole Director of the Company, Juxinag Yu appointed Ming Yang to the positions of Chairman and Chief Executive Officer, Naihui Miao to the position of Secretary and Min Li to the position of Chief Financial Officer (the "New Officers"), such appointments became effective upon the close of business of December 29, 2006.

      The New Officers and the New Directors have the following business experience:

Ming Yang -

      Since July 2000, Ming Yang has served as Chairman of Shouguang City Yuxin Chemical Company Limited. Since May 2005, Mr. Yang has served as Chairman of Shouguang City Haoyuan Chemical Company Linited, Shouguang City He Mao Yuan Bromize Company Limited, and Shouguang City Qing River Real Estate Construction Company.

Min Li -

      Since January 2006, Min Li has served as Chief Financial Officer for Shouguang City Haoyuan Chemical Company Limited. From 2004 to 2006, Mr. Li served as Manager of Financial and Asset Management Department for Shouguang City Yuxin Chemical Company Limited. From 2000 to 2004, Mr. Li served as Manager of Accounting Department for the Yang Kou Brach of the China Construction Bank.

Naihui Miao -

      Since January 2006, Naihui Miao has served as Vice President of Shouguang City Haoyuan Chemical Company Limited. From 2005 to 2006, Mr. Miao served as Vice President of Shouguang City Yuxin Chemical Company Limited. From 1991 to 2005, Mr. Miao served as a Manager and then Vice President of Shouguang City Commercial Trading Center Company Limited.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2007

                                              DIVERSIFAX, INC.


                                              By: /s/ Ming Yang
                                                  ------------------------------
                                                  Name: Ming Yang
                                                  Title: Chief Executive Officer